Dreyfus
Premier European
Equity Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier European Equity Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier European Equity Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Joanna Bowen and Kieran Gallagher.

The past six months have been troublesome for the stock market, including international stocks. The MSCI EAFE Index fell 8.11% during the reporting period. However, the worst of the market's decline was concentrated among growth stocks, such as technology stocks, which had reached lofty price levels in 1999 and early 2000. Value-oriented stocks generally declined less severely.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that an individual fund should supplement a well-diversified portfolio and that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Joanna Bowen and Kieran Gallagher, Portfolio Managers

How did Dreyfus Premier European Equity Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund produced total returns of -4.23% for Class A shares, -4.64% for Class B shares, -4.57% for Class C shares, -4.13% for Class R shares and -4.94% for Class T shares.(1) For the same period, the Financial Times Eurotop 300 Index, the fund's benchmark, produced a total return of -10.89%.(2)

We attribute the fund's negative absolute performance to an uncertain economic environment and particularly poor returns from formerly high-flying technology stocks. The fund's strong performance relative to its benchmark is primarily the result of our security selection strategy, which emphasized some of the better performing areas and avoided the weaker areas of the European stock markets.

What is the fund's investment approach?

Our investment approach begins at the strategic level. We establish a framework of investment themes after considering economic data, the relative valuations of both stocks and bonds, and the latest political and industrial developments. These global and regional themes help us identify market sectors that we believe have strong long-term growth prospects.

When choosing stocks within those sectors, we employ the resources provided by our in-house team of global securities analysts. Our research team strives to identify the most compelling investment opportunities within sectors that have a positive long-term outlook. In addition, we look for companies that are reasonably valued relative to similar companies both within Europe and overseas.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was primarily influenced by two factors. First, an uncertain economic environment and challenging market conditions detracted from performance. Second, our successful security selection strategy helped offset most -- but not all -- of the effects of the market's weakness.

Although Europe's economy generally continued to expand at a slow but steady pace, weakness in the U.S. economy gave rise to concerns that a global slowdown might spread to European markets that rely heavily on exports to the United States. These concerns were intensified by slowing industrial production, the appearance of potential inflationary pressures and fears that corporate earnings might decline. As a result of this uncertainty, investor enthusiasm for stocks waned during the reporting period, especially for technology-oriented companies that had previously reached unusually high valuations.

In this environment, we adhered to our long-standing, theme-based security selection strategy. The fund particularly benefited from Italian pension reform within the "aging" theme, and France's move to a 35-hour work week in the "outsourcing" theme. The fund also received positive contributions from companies that we expect to benefit from our "erosion of pricing power" theme.

The fund enjoyed especially good results from our focus on telecommunications companies that we believe have realistic business models and reasonable valuations. These included local communications providers in Portugal, Spain and Italy. We generally avoided regional telecommunication companies that, in our view, paid inflated prices for new frequency licenses at the top of the market. The fund also benefited from our emphasis on companies selling basic materials to industry, such as cement, industrial gases and oil. These stocks gained value against a backdrop of increasing industry consolidation and higher sales to "old economy" companies.

On the other hand, the fund was adversely affected by price declines in its financial services holdings, which generally fell because of economic weakness and heightened market volatility. Fortunately, we held fewer financial stocks than our benchmark, and we were able to avoid the brunt of those declines, especially among companies with substantial exposure to a weakening U.S. market.

Our country allocation strategy remained relatively unchanged during the period, except for modestly greater exposure to Eastern European stocks that we believe represented attractive values.

What is the fund's current strategy?

We are currently optimistic about the prospects for Europe's economy and stock markets. In our view, prevailing inflation concerns should soon abate, enabling the European Central Bank to cut interest rates further and stimulate economic growth. The economy may be further supported by tax cuts in Germany, continued consumer spending, and the positive effects of a relatively weak euro on exports.

Regardless of the prevailing economic environment, however, we remain committed to our theme-based investment strategy, as well as our focus on reasonably valued stocks with attractive long-term growth prospects. We believe that consistent adherence to our long-standing investment approach is the best way to achieve the fund's investment objectives over the long term.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                                        The Fund

STATEMENT OF INVESTMENTS

April 30, 2001 (UNAUDITED)


COMMON STOCKS--98.4%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.0%

Erste Bank der oesterreichischen Sparkassen                                                       1,065                   58,112

BELGIUM--.8%

Interbrew                                                                                         1,400                   37,313

Interbrew-VVPR Strips                                                                             1,400  (a)                  25

Melexis                                                                                           1,000  (a)              10,483

                                                                                                                          47,821

CZECH REPUBLIC--1.5%

Ceske Energeticke Zavody                                                                         21,900  (a)              58,609

Ceske Radiokomunikace                                                                             2,200  (a)              30,400

                                                                                                                          89,009

DENMARK--1.5%

ISS                                                                                                 530                   30,906

Sydbank                                                                                           1,060                   57,397

                                                                                                                          88,303

FINLAND--2.2%

Nokia                                                                                             3,830                  132,122

FRANCE--14.4%

Axa                                                                                                 583                   68,886

Business Objects                                                                                  1,425  (a)              52,918

Elior                                                                                             5,300                   64,978

Lafarge                                                                                           1,070                  102,949

Pechiney, CL. A                                                                                   2,350                  123,803

Publicis Groupe                                                                                   2,100                   70,894

Rexel                                                                                             1,330                   97,598

TotalFinaElf                                                                                        630                   94,028

Vivendi Environnement                                                                             2,050  (a)              89,895

Vivendi Universal                                                                                 1,210                   83,901

                                                                                                                         849,850

GERMANY--10.0%

AMB Aachener & Muenchener Beteiligungs                                                              490                   55,633

Altana                                                                                              510                   61,619

Deutsche Boerse                                                                                      60                   19,243

Fielmann                                                                                          2,700                  100,505

Gehe                                                                                              2,400                   95,926

GfK                                                                                               1,000                   31,094

Muenchener Rueckversicherungs-Gesellschaft                                                          370                  105,022

Roesch Medizintechnik                                                                               600  (a)              14,392



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

SAP                                                                                                 320                   50,916

Techem                                                                                            2,100  (a)              58,395

                                                                                                                         592,745

IRELAND--1.9%

Irish Life & Permanent                                                                            9,900                  109,060

ISRAEL--.5%

Emblaze Systems                                                                                   4,600  (a)              29,949

ITALY--6.6%

Assicurazioni Generali                                                                            3,800                  122,715

ENI                                                                                               9,700                   66,570

Telecom Italia                                                                                   18,200                  202,062

                                                                                                                         391,347

NETHERLANDS--8.0%

Be Semiconductor Industries                                                                       7,200  (a)              55,969

Koninklijke Ahold                                                                                 1,800                   55,969

Koninklijke (Royal) Philips Electronics                                                           3,282                   96,540

PinkRoccade                                                                                       1,530  (a)              60,555

Seagull Holding                                                                                   3,000  (a)              15,058

Unit 4 Agresso                                                                                      830  (a)              25,808

VNU                                                                                               2,710                  112,795

Vedior                                                                                            4,600                   46,996

                                                                                                                         469,690

PORTUGAL--2.0%

Portugal Telecom                                                                                  6,215                   60,404

Telecel-Comunicacoes Pessoais                                                                     4,900  (a)              54,502

                                                                                                                         114,906

SPAIN--10.3%

Aldeasa                                                                                           4,300                   85,953

Altadis                                                                                           7,500                   93,282

Aurea Concesiones de Infraestructuras del Estado                                                  3,200                   55,010

Banco Santander Central Hispano                                                                  14,300                  142,286

Grupo Dragados                                                                                    9,400                  116,329

Telefonica                                                                                        6,923  (a)             117,350

                                                                                                                         610,210

SWEDEN--1.9%

Nordea                                                                                            8,400                   50,834

Telefonaktiebolaget LM Ericsson                                                                   9,000                   57,980

                                                                                                                         108,814

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND--2.6%

Roche Holding                                                                                        12                   86,293

UBS                                                                                                 460                   70,087

                                                                                                                         156,380

UNITED KINGDOM--33.2%

BAE SYSTEMS                                                                                      11,500                   54,467

BP Amoco                                                                                         23,000                  206,350

Bank of Scotland                                                                                  9,339                  107,306

British Telecommunications                                                                       11,500                   91,821

CGNU                                                                                              4,000                   55,519

Egg                                                                                              10,000  (a)              23,009

GlaxoSmithKline                                                                                   6,100                  161,215

Hilton Group                                                                                     20,000                   63,604

Liberty International                                                                             7,211                   54,245

Marconi                                                                                          17,700                  103,714

Michael Page International                                                                       18,000  (a)              54,861

Northern Rock                                                                                     8,600                   67,497

Pearson                                                                                           3,363                   70,882

Prudential                                                                                        9,800                  114,707

Reuters Group                                                                                     5,900                   86,534

Shell Transport & Trading                                                                        24,500                  204,558

Stagecoach Holdings                                                                              49,000                   41,192

Standard Chartered                                                                               10,999                  155,811

Taylor Nelson Sofres                                                                             13,700                   44,521

Vodafone Group                                                                                   66,900                  203,181

                                                                                                                       1,964,994

TOTAL COMMON STOCKS

   (cost $5,997,213)                                                                                                   5,813,312
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.7%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Fresenius

   (cost $40,082)                                                                                   240                   42,750
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,037,295)                                                               99.1%                5,856,062

CASH AND RECEIVABLES (NET)                                                                          .9%                   55,285

NET ASSETS                                                                                       100.0%                5,911,347

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,037,295    5,856,062

Cash denominated in foreign currencies                     53,801        53,221

Dividends receivable                                                     40,636

Receivable for investment securities sold                                30,131

Receivable for shares of Common Stock subscribed                            500

Prepaid expenses                                                         34,201

                                                                      6,014,751
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             1,301

Cash overdraft due to Custodian                                          17,185

Payable for investment securities purchased                              60,844

Net unrealized depreciation on forward
  currency exchange contracts--Note 4(a)                                     19

Accrued expenses                                                         24,055

                                                                        103,404
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,911,347
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       6,284,651

Accumulated investment (loss)                                           (16,088)

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                                    (175,549)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions--Note 4(b)          (181,667)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,911,347

NET ASSET VALUE PER SHARE

                                        Class A              Class B           Class C              Class R              Class T
---------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        2,405,662             1,859,828          872,832              749,857               23,168

Shares Outstanding                      176,893               139,698           65,523               54,730                1,737
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          13.60                13.31             13.32                13.70                13.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,553 foreign taxes withheld at source)         56,835

Interest                                                                 2,043

TOTAL INCOME                                                            58,878

EXPENSES:

Investment advisory fee--Note 3(a)                                      26,222

Registration fees                                                       34,560

Custodian fees                                                          15,446

Distribution fees--Note 3(b)                                            10,363

Prospectus and shareholders' reports                                     9,220

Shareholder servicing costs--Note 3(c)                                   7,613

Auditing fees                                                            7,142

Directors' fees and expenses--Note 3(d)                                    932

Legal fees                                                                 581

Miscellaneous                                                            5,685

TOTAL EXPENSES                                                         117,764

Less--expense reimbursement from The Dreyfus Corporation

  due to undertaking--Note 3(a)                                        (42,798)

NET EXPENSES                                                            74,966

INVESTMENT (LOSS)                                                      (16,088)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (130,788)

Net realized gain (loss) on forward currency exchange contracts          1,627

NET REALIZED GAIN (LOSS)                                              (129,161)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                       (143,818)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (272,979)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (289,067)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (16,088)              (38,979)

Net realized gain (loss) on investments         (129,161)              894,786

Net unrealized appreciation
   (depreciation) on investments                (143,818)              (87,760)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (289,067)              768,047
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (350,700)            (104,119)

Class B shares                                  (249,062)             (55,604)

Class C shares                                  (181,813)             (56,553)

Class R shares                                  (120,376)             (48,619)

Class T shares                                      (198)                 (85)

TOTAL DIVIDENDS                                 (902,149)            (264,980)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    532,116           4,149,753

Class B shares                                    439,112           1,084,944

Class C shares                                    265,040             299,290

Class R shares                                         --              60,000

Class T shares                                     21,963                 --

Dividends reinvested:

Class A shares                                    344,076             104,119

Class B shares                                    244,757              55,604

Class C shares                                    143,060              56,553

Class R shares                                    120,376              48,619

Class T shares                                        198                  85

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                  (272,232)          (3,412,703)

Class B shares                                   (63,903)            (191,508)

Class C shares                                  (254,167)             (70,999)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             1,520,396            2,183,757

TOTAL INCREASE (DECREASE) IN NET ASSETS          329,180            2,686,824
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,582,167           2,895,343

END OF PERIOD                                   5,911,347           5,582,167

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                           April 30, 2001           Year Ended
                                              (Unaudited)     October 31, 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        37,446             230,437

Shares issued for dividends reinvested             23,994               6,368

Shares redeemed                                   (18,733)           (188,380)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,707              48,425
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        30,458              63,313

Shares issued for dividends reinvested             17,383               3,428

Shares redeemed                                    (4,266)            (10,768)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      43,575              55,973
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        16,939              18,115

Shares issued for dividends reinvested             10,161               3,486

Shares redeemed                                   (19,636)             (3,840)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,464              17,761
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --               3,232

Shares issued for dividends reinvested              8,342               2,965

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,342               6,197
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,645                  --

Shares issued for dividends reinvested                 15                   5

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,660                   5

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                        Six Months Ended
                                                                          April 30, 2001                     Year Ended October 31,
                                                                                                       -----------------------------
CLASS A SHARES                                                                (Unaudited)                 2000             1999(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               16.77              14.05            12.50

Investment Operations:

Investment (loss)--net                                                              (.02)(b)           (.08)(b)         (.03)(b)

Net realized and unrealized gain
   (loss) on investments                                                            (.55)              3.99             1.58

Total from Investment Operations                                                    (.57)              3.91             1.55

Distributions:

Dividends from net realized gain on investments                                    (2.60)             (1.19)              --

Net asset value, end of period                                                     13.60              16.77            14.05
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                               (4.23)(d)          28.06            12.40(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                            1.11(d)             2.25             2.01(d)

Ratio of net investment (loss)

   to average net assets                                                          (.11)(d)             (.46)            (.21)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                  .73(d)              1.60             3.29(d)

Portfolio Turnover Rate                                                          41.71(d)            137.97           104.68(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                              2,406              2,251            1,205

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                        Six Months Ended
                                                                          April 30, 2001                   Year Ended October 31,
                                                                                                       -----------------------------

CLASS B SHARES                                                                (Unaudited)              2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               16.53              13.96           12.50

Investment Operations:

Investment (loss)--net                                                              (.07)(b)           (.21)(b)        (.12)(b)

Net realized and unrealized gain
   (loss) on investments                                                            (.55)              3.97            1.58

Total from Investment Operations                                                    (.62)              3.76            1.46

Distributions:

Dividends from net realized gain on investments                                    (2.60)             (1.19)             --

Net asset value, end of period                                                     13.31              16.53           13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                               (4.64)(d)          27.11           11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             1.50(d)            3.00            2.68(d)

Ratio of net investment (loss)

   to average net assets                                                            (.46)(d)          (1.16)           (.87)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                    .72(d)            1.48            3.29(d)

Portfolio Turnover Rate                                                            41.71(d)          137.97          104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                              1,860              1,589             560

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        Six Months Ended
                                                                          April 30, 2001                   Year Ended October 31,
                                                                                                       -----------------------------

CLASS C SHARES                                                                (Unaudited)              2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               16.53              13.96           12.50

Investment Operations:

Investment (loss)--net                                                              (.08)(b)           (.21)(b)        (.12)(b)

Net realized and unrealized gain
   (loss) on investments                                                            (.53)              3.97            1.58

Total from Investment Operations                                                    (.61)              3.76            1.46

Distributions:

Dividends from net realized gain on investments                                    (2.60)             (1.19)             --

Net asset value, end of period                                                     13.32              16.53           13.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                               (4.57)(d)          27.11           11.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             1.48(d)            3.00            2.68(d)

Ratio of net investment (loss)

   to average net assets                                                            (.54)(d)          (1.21)           (.87)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                    .73(d)            1.68            3.29(d)

Portfolio Turnover Rate                                                            41.71(d)          137.97          104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                873               960              563

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                        Six Months Ended
                                                                          April 30, 2001                 Year Ended October 31,
                                                                                                       --------------------------

CLASS R SHARES                                                                (Unaudited)           2000        1999(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                           16.86              14.09          12.50

Investment Operations:

Investment income (loss)--net                                                    .00(b,c)          (.03)(b)        .00(b,c)

Net realized and unrealized gain
   (loss) on investments                                                        (.56)              3.99           1.59

Total from Investment Operations                                                (.56)              3.96           1.59

Distributions:

Dividends from net realized gain on investments                                (2.60)             (1.19)            --

Net asset value, end of period                                                 13.70              16.86          14.09
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                               (4.13)(d)          28.45          12.64(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                          .98(d)            1.98           1.79(d)

Ratio of net investment income (loss)

   to average net assets                                                         .01(d)            (.19)           .03(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                .73(d)            1.68           3.28(d)

Portfolio Turnover Rate                                                        41.71(d)          137.97         104.68(d)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                            750               782             566

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       Six Months Ended
                                                                         April 30, 2001                    Year Ended October 31,
                                                                                                       ----------------------------

CLASS T SHARES                                                               (Unaudited)               2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               16.62              14.03            14.02

Investment Operations:

Investment (loss)--net                                                              (.01)(b)           (.21)(b)         (.04)(b)

Net realized and unrealized gain
   (loss) on investments                                                            (.67)              3.99              .05

Total from Investment Operations                                                    (.68)              3.78              .01

Distributions:

Dividends from net realized gain on investments                                    (2.60)             (1.19)              --

Net asset value, end of period                                                     13.34              16.62            14.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                               (4.94)(d)          27.11              .07(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             1.24(d)            2.50              .22(d)

Ratio of net investment (loss)

   to average net assets                                                            (.21)(d)           (.73)            (.22)(d)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                   1.70(d)            1.71              .42(d)

Portfolio Turnover Rate                                                            41.71(d)          137.97           104.68(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                 23                 1                1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is an affiliate of Mellon, N.A.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

     Class A            101,365                  Class R                  50,623

     Class B             50,854                  Class T                      91

     Class C             50,854

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,043 during the period ended April 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2000 through October 31, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder services plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $42,798 during the period ended April 30, 2001.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

The Distributor retained $198 during the period ended April 30, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $6,515, $3,846 and $2, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares were charged $2,876, $2,172, $1,282 and $2, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $966 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2001, amounted to $3,114,274 and $2,407,499, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchage contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2001:


                                                                Foreign
                                                               Currency                                               Unrealized
Forward Currency Exchange Contracts                             Amounts        Proceeds ($)       Value ($)      (Depreciation)($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

British Pounds,
    expiring 5/2/2001                                            21,058              30,112          30,131                  (19)



(b) At April 30, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $181,252, consisting of $485,974 gross unrealized appreciation and $667,226 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                      For More Information

                        Dreyfus Premier European Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  223SA0401